AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

THIS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT, as amended and restated on October 21, 2016, between The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and collectively, the “Companies”) on behalf of each series of the Companies (each a “Fund” and collectively, the “Funds”) and Hartford Funds Management Company, LLC (the “Adviser”).

WHEREAS, the Adviser has been appointed the investment adviser of each of the Funds pursuant to an Investment Management Agreement between each Company, on behalf of the Funds, and the Adviser; and

WHEREAS, each Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Funds;

NOW, THEREFORE, each Company and the Adviser hereby agree as follows:

1.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule A, except that the expense reimbursement for Hartford Emerging Markets Local Debt Fund terminates October 31, 2016.  See Schedule M for the expense reimbursement for Hartford Emerging Markets Local Debt Fund that is effective November 1, 2016.

2.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule B.

3.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule C.

4.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule D.

5.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule E.

6.             For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule F.

7.           For the period commencing February 29, 2016 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of Hartford Global All-Asset Fund listed on Schedule G.  This expense reimbursement terminates on October 31, 2016.  See Schedule N for the expense reimbursement that is effective November 1, 2016.

8.             For the period commencing May 29, 2015 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule H.

9.             For the period commencing August 13, 2015 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule I.

10.          For the period commencing November 1, 2015 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule J.

11.          For the period commencing November 1, 2015 through February 28, 2017, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule K.

12.          For the period commencing June 30, 2016 through February 28, 2018, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule L.

13.          For the period commencing November 1, 2016 through February 28, 2018, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses to the extent necessary to maintain the net annual operating expenses specified for the class of shares of the Hartford Emerging Markets Local Debt Fund listed on Schedule M.

14.          For the period commencing November 1, 2016 through February 28, 2018, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of the Hartford Global All-Asset Fund listed on Schedule N.

15.          Effective upon closing of the Reorganization as defined in that certain Agreement and Plan of Reorganization dated October   , 2016 with respect to the Funds listed on Schedule O through two years from the closing date of the Reorganization that occurred on October 21, 2016, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund as set forth in Column A on Schedule O.

16.          Effective upon closing of the Reorganization as defined in that certain Agreement and Plan of Reorganization dated October   , 2016 with respect to the Funds listed on Schedule O through two years from the closing date of the Reorganization that occurred on October 21, 2016, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund as set forth in Column B on Schedule O, unless otherwise subject to paragraph 15 above.

17.          The reimbursements described in this Agreement are not subject to recoupment by the Adviser.

18.          The Adviser understands and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Companies on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund’s expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

19.          Unless noted otherwise, this Agreement shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of such term.

20.          This Agreement may be amended or modified by mutual consent of the Adviser and the Board of Directors of the respective Company at any time prior to the expiration date of the Agreement.

21.          This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HARTFORD MUTUAL FUNDS, INC.

Name:
Laura S. Quade
Title:	Vice President

THE HARTFORD MUTUAL FUNDS II, INC.

Name:
Laura S. Quade
Title:	Vice President

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

Name:
Gregory A. Frost
Title:	Chief Financial Officer

SCHEDULE A

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Balanced Fund	Class A: 1.18%
Class I: 0.93%
Class R3: 1.40%
Class R4: 1.10%
Class R5: 0.80%

Hartford Core Equity Fund (formerly known as The Hartford Disciplined Equity Fund)	Class A: 0.79%
Class B: 1.54%
Class C: 1.54%
Class I: 0.54%
Class R3: 1.09%
Class R4: 0.79%
Class R5: 0.49%
Class R6: 0.45%
Class Y: 0.49%

The Hartford Emerging Markets Local Debt Fund	Class A: 1.35%(7)
Class C: 2.10%(7)
Class I: 1.10%(7)
Class R3: 1.65%(7)
Class R4: 1.35%(7)
Class R5: 1.05%(7)
Class Y: 1.00%(7)

Hartford Emerging Markets Equity Fund (formerly known as The Harford Emerging Markets Research Fund)	Class A: 1.75%
Class C: 2.50%
Class I: 1.50%
Class R3: 1.95%
Class R4: 1.65%
Class R5: 1.35%
Class Y: 1.30%

Hartford Environmental Opportunities Fund	Class A: 1.30%
Class C: 2.05%
Class I: 1.05%
Class Y: 0.90%
Class R3: 1.60%
Class R4: 1.30%
Class R5: 1.00%
Class R6: 0.90%

The Hartford Floating Rate Fund	Class A: 1.00%(1)
Class B: 1.75%(1)
Class C: 1.75%(1)
Class I: 0.75%(1)
Class R3: 1.25%(1)
Class R4: 1.00%(1)
Class R5: 0.70%(2)
Class Y: 0.70%(2)

The Hartford Floating Rate High Income Fund	Class A: 1.05%
Class C: 1.80%
Class I: 0.80%
Class R3: 1.35%
Class R4: 1.05%

Class R5: 0.75%
Class Y: 0.75%

Hartford Global Capital Appreciation Fund (formerly known as The Hartford Capital Appreciation II Fund)	Class A: 1.25%
Class B: 2.00%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.35%
Class R4: 1.05%
Class R5: 0.95%
Class Y: 0.90%

The Hartford Healthcare Fund	Class A: 1.60%
Class B: 2.35%
Class C: 2.35%
Class I: 1.35%
Class R3: 1.65%
Class R4: 1.35%
Class R5: 1.05%
Class Y: 1.00%

The Hartford High Yield Fund	Class A: 1.05%
Class B: 1.80%
Class C: 1.80%
Class I: 0.80%
Class R3: 1.35%
Class R4: 1.05%
Class R5: 0.75%
Class Y: 0.70%

The Hartford Inflation Plus Fund	Class A: 0.85%(3)
Class B: 1.60%(3)
Class C: 1.60%(3)
Class I: 0.60%(3)
Class R3: 1.20%(3)
Class R4: 0.90%(3)
Class R5: 0.60%(3)
Class Y: 0.55%(3)

The Hartford International Small Company Fund	Class A: 1.60%
Class B: 2.35%
Class C: 2.35%
Class I: 1.35%
Class R3: 1.65%
Class R4: 1.35%
Class R5: 1.05%
Class Y: 1.00%

The Hartford International Value Fund	Class A: 1.40%
Class C: 2.15%
Class I: 1.15%
Class R3: 1.60%
Class R4: 1.30%
Class R5: 1.00%
Class Y: 0.95%

The Hartford MidCap Value Fund	Class A: 1.35%
Class B: 2.10%
Class C: 2.10%
Class I: 1.10%
Class R3: 1.55%
Class R4: 1.25%

Class R5: 0.95%
Class Y: 0.90%

The Hartford Municipal Opportunities Fund	Class A: 0.69%
Class B: 1.44%
Class C: 1.44%
Class I: 0.44%

The Hartford Municipal Real Return Fund	Class A: 0.69%(4)
Class B: 1.44%(4)
Class C: 1.44%(4)
Class I: 0.44%(4)
Class Y: 0.44%(4)

The Hartford Quality Bond Fund	Class A: 0.95%
Class C: 1.70%
Class I: 0.70%
Class R3: 1.25%
Class R4: 0.95%
Class R5: 0.65%
Class Y: 0.60%

The Hartford Short Duration Fund	Class A: 0.85%(5)
Class B: 1.60%(5)
Class C: 1.60%(5)
Class I: 0.60%(5)
Class R3: 1.15%
Class R4: 0.85%
Class R5: 0.55%
Class Y: 0.55%(5)

Hartford Small Cap Core Fund (formerly known as The Hartford Small/Mid Cap Equity Fund)	Class A: 1.30%
Class B: 2.05%
Class C: 2.05%
Class I: 1.05%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.90%
Class Y: 0.85%

The Hartford Unconstrained Bond Fund	Class A: 0.99%(6)
Class B: 1.74%(6)
Class C: 1.74%(6)
Class I: 0.74%
Class R3: 1.29%
Class R4: 0.99%
Class R5: 0.69%
Class Y: 0.69%(6)

The Hartford Value Opportunities Fund	Class A: 1.35%
Class B: 2.10%
Class C: 2.10%
Class I: 1.10%
Class R3: 1.55%
Class R4: 1.25%
Class R5: 0.95%
Class Y: 0.90%

(1) The expense cap figure noted in the table above is permanent.

(2) For Class R5 and Class Y shares of The Hartford Floating Rate Fund, the Adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at the levels noted in the table above.  Class R5 and Class Y Shares of The Hartford Floating Rate Fund are also subject to a permanent expense cap of 0.85% and 0.75%, respectively.

(3) For Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Inflation Plus Fund, the Adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at the levels noted in the table above. Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Shares of The Hartford Inflation Plus Fund are also subject to a permanent expense cap of 1.00%, 1.75%, 1.75%, 0.75%, 1.25%, 1.00%, 0.85% and 0.75%, respectively.

(4) For Class A, Class B, Class C, Class I, and Class Y shares of The Hartford Municipal Real Return Fund, the Adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at the levels noted in the table above. Class A, Class B, Class C, Class I and Class Y Shares of The Hartford Municipal Real Return Fund are also subject to a permanent expense cap of 1.00%, 1.75%, 1.75%, 0.75%, and 0.75%, respectively.

(5) For Class A, Class B, Class C, Class I and Class Y shares of The Hartford Short Duration Fund, the Adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at the levels noted in the table above. Class A, Class B, Class C, Class I and Class Y Shares of The Hartford Short Duration Fund are also subject to a permanent expense cap of 1.00%, 1.75%, 1.75%, 0.75% and 0.75%, respectively.

(6) For Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Unconstrained Bond Fund, the Adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at the levels noted in the table above. Class A, Class B, Class C and Class Y Shares of The Hartford Unconstrained Bond Fund are also subject to a permanent expense cap of 1.00%, 1.75%, 1.75% and 0.75%, respectively.

(7) For Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Emerging Markets Local Debt Fund, the Adviser, through February 28, 2017, has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  Terminates October 31, 2016.  See Schedule M for more information.

SCHEDULE B

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Checks and Balances Fund	Class A: 1.25%
Class B: 2.00%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.40%
Class R4: 1.10%
Class R5: 0.80%

The Hartford Growth Allocation Fund	Class A: 1.50%(1)
Class B: 2.25%(1)
Class C: 2.25%(1)
Class I: 1.25%(1)
Class R3: 1.70%(1)
Class R4: 1.40%(1)
Class R5: 1.10%(1)

Hartford Moderate Allocation Fund (formerly known as The Hartford Balanced Allocation Fund)	Class A: 1.40%(1) Class B: 2.15%(1)
Class C: 2.15%(1)
Class I: 1.15%(1)
Class R3: 1.65%(1)
Class R4: 1.35%(1)
Class R5: 1.05%(1)

(1) This expense reimbursement is extended through February 28, 2017 per approval by the Board of Directors of The Hartford Mutual Funds, Inc. at the August 4-5, 2015 meeting.

SCHEDULE C

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford Multi-Asset Income Fund	Class A: 1.12%
Class C: 1.87%
Class I: 0.87%
Class R3: 1.42%
Class R4: 1.12%
Class R5: 0.93%
Class Y: 0.83%

SCHEDULE D

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford Global Equity Income Fund (formerly known as The Hartford Global Research Fund)	Class A: 1.25% Class B: 2.00%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.45%
Class R4: 1.15%
Class R5: 0.85%
Class Y: 0.80%

SCHEDULE E

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford Long/Short Global Equity Fund	Class A: 1.90%
Class C: 2.65%
Class I: 1.65%
Class Y: 1.50%

SCHEDULE F

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Balanced Income Fund	Class A: 0.99%
Class B: 1.74%
Class C: 1.74%
Class I: 0.74%
Class R3: 1.24%
Class R4: 0.94%
Class R5: 0.69%
Class R6: 0.64%
Class Y: 0.64%

The Hartford Capital Appreciation Fund	Class A: 1.29%
Class I: 1.04%
Class R3: 1.40%
Class R4: 1.10%
Class R5: 0.80%
Class R6: 0.75%

The Hartford Dividend and Growth Fund	Class A: 1.25%
Class I: 1.00%
Class R3: 1.35%
Class R4: 1.05%
Class R5: 0.75%
Class R6: 0.70%

The Hartford Equity Income Fund	Class A: 1.25%
Class B: 2.00%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.90%
Class R6: 0.85%
Class Y: 0.85%

The Hartford Growth Opportunities Fund	Class A: 1.36%
Class B: 2.11%
Class C: 2.11%
Class I: 1.11%
Class R3: 1.45%
Class R4: 1.15%
Class R5: 0.85%
Class R6: 0.85%
Class Y: 0.85%

The Hartford International Opportunities Fund	Class A: 1.30%
Class B: 2.05%
Class C: 2.05%
Class I: 1.05%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.90%
Class R6: 0.85%
Class Y: 0.85%

The Hartford MidCap Fund	Class A: 1.37%
Class I: 1.12%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.90%
Class R6: 0.85%

The Hartford Small Company Fund	Class A: 1.40%
Class B: 2.15%
Class C: 2.15%
Class I: 1.15%
Class R3: 1.55%
Class R4: 1.25%
Class R5: 0.95%
Class R6: 0.90%
Class Y: 0.90%

The Hartford SmallCap Growth Fund (effective March 1, 2016, name change to The Hartford Small Cap Growth Fund)	Class A: 1.40% Class B: 2.15%
Class C: 2.15%
Class I: 1.15%
Class R3: 1.60%
Class R4: 1.30%
Class R5: 1.00%
Class R6: 0.95%
Class Y: 0.95%

The Hartford Strategic Income Fund	Class A: 0.95%
Class B: 1.70%
Class C: 1.70%
Class I: 0.70%
Class R3: 1.25%
Class R4: 0.95%
Class R5: 0.65%
Class R6: 0.60%
Class Y: 0.60%

The Hartford Total Return Bond Fund	Class A: 0.87%(1)
Class B: 1.62%(1)
Class C: 1.62%(1)
Class I: 0.62%(1)
Class R3: 1.17%(1)
Class R4: 0.87%(1)
Class R5: 0.57%(1)
Class R6: 0.52%
Class Y: 0.52%(1)

The Hartford World Bond Fund	Class A: 1.05%
Class C: 1.80%
Class I: 0.80%
Class R3: 1.35%
Class R4: 1.05%
Class R5: 0.75%
Class R6: 0.70%
Class Y: 0.70%

(1) The Adviser has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

SCHEDULE G

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Global All-Asset Fund	Class A: 1.25%(1)
Class C: 2.00%(1)
Class I: 1.00%(1)
Class R3: 1.50%(1)
Class R4: 1.20%(1)
Class R5: 0.95%(1)
Class Y: 0.90%(1)

(1)Terminates October 31, 2016.  See Schedule N for more.

SCHEDULE H

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford Municipal Income Fund	Class A: 0.69%
Class C: 1.44%
Class I: 0.44%

Hartford Municipal Short Duration Fund	Class A: 0.69%
Class C: 1.44%
Class I: 0.44%

SCHEDULE I

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford International Equity Fund (formerly known as Hartford International Capital Appreciation Fund)	Class A: 1.19% Class B: 1.94%
Class C: 1.94%
Class I: 0.89%
Class R3: 1.49%
Class R4: 1.19%
Class R5: 0.89%
Class Y: 0.79%

The Hartford International Growth Fund	Class A: 1.30%
Class B: 2.05%
Class C: 2.05%
Class I: 1.00%
Class R3: 1.60%
Class R4: 1.30%
Class R5: 1.00%
Class Y: 0.95%

SCHEDULE J

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Conservative Allocation Fund	Class A: 1.19%
Class B: 1.94%
Class C: 1.94%
Class I: 0.94%
Class R3: 1.44%
Class R4: 1.14%
Class R5: 0.84%

SCHEDULE K

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Global Real Asset Fund	Class A: 1.25%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.95%
Class Y: 0.90%

SCHEDULE L

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
Hartford Real Total Return Fund	Class A: 1.40%
Class C: 2.15%
Class I: 1.15%
Class R3: 1.70%
Class R4: 1.40%
Class R5: 1.10%
Class Y: 1.05%

SCHEDULE M

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Emerging Markets Local Debt Fund	Class A: 1.25%
Class C: 2.00%
Class I: 1.00%
Class R3: 1.55%
Class R4: 1.25%
Class R5: 0.95%
Class Y: 0.90%

SCHEDULE N

Total Net Annual Operating Expense Limit
Fund	(as a percent of average daily net assets)
The Hartford Global All-Asset Fund	Class A: 1.19%
Class C: 1.94%
Class I: 0.94%
Class R3: 1.49%
Class R4: 1.19%
Class R5: 0.89%
Class Y: 0.84%

SCHEDULE O*

	Column A	Column B
	(Temporary)	(Renewable)
	Total Net Annual Operating Expense Limit	Total Net Annual Operating Expense Limit
	(as a percent of average	(as a percent of average
Fund	daily net assets)	daily net assets)
Hartford Schroders International Multi-Cap Value Fund	Class A: 1.15%	Class A: 1.22%
	Class C: 1.97%	Class C: 1.97%
	Class I: 0.90%	Class I: 0.97%
	Class R3: 1.52%	Class R3: 1.52%
	Class R4: 1.22%	Class R4: 1.22%
	Class R5: 0.92%	Class R5: 0.92%
	Class Y: 0.87%	Class Y: 0.87%
	Class SDR: 0.75%	Class SDR: 0.82%

Hartford Schroders Global Strategic Bond Fund	Class A: 1.04%	Class A: 1.11%
	Class C: 1.86%	Class C: 1.86%
	Class I: 0.79%	Class I: 0.86%
	Class R3: 1.41%	Class R3: 1.41%
	Class R4: 1.11%	Class R4: 1.11%
	Class R5: 0.81%	Class R5: 0.81%
	Class Y: 0.76%	Class Y: 0.76%
	Class SDR: 0.64%	Class SDR: 0.71%

Hartford Schroders Income Builder Fund	Class A: 1.10%	Class A: 1.15%
	Class C: 1.90%	Class C: 1.90%
	Class I: 0.85%	Class I: 0.90%
	Class R3: 1.45%	Class R3: 1.45%
	Class R4: 1.15%	Class R4: 1.15%
	Class R5: 0.85%	Class R5: 0.85%
	Class Y: 0.80%	Class Y: 0.80%
	Class SDR: 0.70%	Class SDR: 0.75%

Hartford Schroders Tax-Aware Bond Fund	Class A: 0.71%	Class A: 0.84%
	Class C: 1.59%	Class C: 1.59%
	Class I: 0.46%	Class I: 0.59%
	Class Y: 0.54%	Class Y: 0.54%
	Class SDR: 0.46%	Class SDR: 0.49%

Hartford Schroders Emerging Markets Debt and Currency Fund	N/A	Class A: 1.40%
Class C: 2.15%
Class I: 1.15%
Class Y: 1.05%
Class SDR: 1.00%

Hartford Schroders Emerging Markets Equity Fund	N/A	Class A: 1.50%
Class C: 2.25%
Class I: 1.25%
Class R3: 1.80%
Class R4: 1.50%
Class R5: 1.20%
Class Y: 1.15%
Class SDR: 1.10%

Hartford Schroders Emerging Markets Multi-Sector Bond Fund	N/A	Class A: 1.15%
Class C: 1.90%
Class I: 0.90%

Class R3: 1.45%
Class R4: 1.15%
Class R5: 0.85%
Class Y: 0.80%
Class SDR: 0.75%

Hartford Schroders US Small/Mid Cap Opportunities Fund	N/A	Class A: 1.30%
Class C: 2.05%
Class I: 1.05%
Class R3: 1.60%
Class R4: 1.30%
Class R5: 1.00%
Class Y: 0.95%
Class SDR: 0.90%

Hartford Schroders International Stock Fund	N/A	Class A: 1.20%
Class C: 1.95%
Class I: 0.95%
Class R3: 1.50%
Class R4: 1.20%
Class R5: 0.90%
Class Y: 0.85%
Class SDR: 0.80%

Hartford Schroders US Small Cap Opportunities Fund	N/A	Class A: 1.35%
Class C: 2.10%
Class I: 1.10%
Class R3: 1.65%
Class R4: 1.35%
Class R5: 1.05%
Class Y: 1.00%
Class SDR: 0.95%

* For periods where multiple expense caps are in effect, the lower cap will apply.